MAZUMA
CAPITAL CORP

April 10, 2007

Tom Maher
Chief Financial Officer
Ethos Environmental, Inc.
6800 Gateway Park
San Diego, CA 92154

Re: Ethos Environmental, Inc.
Master Lease Agreement No. MCC0960
Lease Schedule No. 71-01

Dear Tom:

Enclosed are the following documents relating to the finalization of the above referenced transaction:

1. Amendment No. 1 to Lease Schedule No. 71-01 decreasing the Total Property Cost from $800,000 to $737,967.62 and revising the Monthly Rental and Deposit based on the decreased property cost.
2. Final Acceptance and Delivery Certificate for Lease Schedule 71-01
3. Notice and Acknowledgement of our sale and assignment to Republic Bank, Inc.
4. Invoice covering the amounts due through April 30, 2007

Should you have any questions regarding the enclosed please feel free to contact Justin Nielsen or me.

Sincerely,

Nancy Eggan
Vice President

enclosures

AMENDMENT NO. 1
TO
LEASE SCHEDULE NO. 71-01
TO
MASTER LEASE AGREEMENT NO. MCC0960

Reference is made to Lease Schedule No. 71-01 dated February 7, 2007, (the "Schedule") between **MAZUMA CAPITAL CORP** (the "Lessor") and **ETHOS ENVIRONMENTAL, INC.** (the "Lessee") to Master Lease Agreement No. MCC0960 dated February 7, 2007, (the "Master Lease"). The Schedule as it incorporates the terms and conditions of the Master Lease is referred to herein as the "Lease". Pursuant to the Lease, Lessor has agreed to purchase and lease to Lessee property specified in the Lease. All capitalized terms used herein but not defined herein shall have the same meanings ascribed to them in the Lease.

The Schedule as originally signed was based on Property with a Total Property Cost Not To Exceed $800,000.00. The revised Total Property Cost based on the revised Property as more fully described on the attached Schedule A of Nine (9) pages is $737,967.62. Based on the decreased Property Cost, the Schedule is hereby amended effective the date hereof by deleting Sections 4, 6 and 8 and replacing them with the following:

SECTION 4 TOTAL PROPERTY COST: $737,967.62

SECTION 6 MONTHLY RENTAL: $30,441.16, plus applicable sales/use tax.

SECTION 8 DEPOSIT: $30,441.16, applied to the last Monthly Rental Payment, plus applicable sales/use tax.

The Schedule shall also be amended by deleting Section 10 in its entirety.

All other terms and conditions of the Lease shall remain in full force and effect without change.

Dated: April 10, 2007

LESSOR:		LESSEE:	
MAZUMA CAPITAL CORP		**ETHOS ENVIRONMENTAL, INC.**	
BY:	______________________	BY:	______________________
TITLE:	Nancy Eggan Vice President	TITLE:	______________________

ACCEPTANCE AND DELIVERY CERTIFICATE
TO
LEASE SCHEDULE NO. 71-01
TO

Master Lease Agreement No. MCC0960 dated February 7, 2007, (the "Lease") between **MAZUMA CAPITAL CORP**, (the "Lessor"), and **ETHOS ENVIRONMENTAL, INC.**, (the "Lessee"). All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Lease.

SECTION 1 DESCRIPTION OF THE PROPERTY: Warehouse Conveyor System per the attached Schedule A of Nine (9) pages, which by reference to becomes a part hereof.

SECTION 2 PROPERTY LOCATION: 6800 Gateway Park, San Diego, CA 92154

SECTION 3 DATE OF ACCEPTANCE: April 10, 2007

SECTION 4 CONDITION OF THE PROPERTY: Lessee hereby acknowledges that all items of Property described in Section 1 have been delivered and received, have been properly installed, examined and tested and determined by Lessee to be in good condition, operating satisfactorily in all respects, and for all of intended uses and purposes Lessee hereby accepts unconditionally and irrevocably the Property.

By signature below Lessee hereby i) ratifies Lessor's prior payment, if any, for items of Property purchased or paid for by Lessor pursuant to all Certificates signed in connection with the Master Progress Payment Agreement and described on the attached Schedule A, and ii) authorizes and directs Lessor to pay the purchase price for items of Property, if any, described on the attached Schedule A which are not paid, all of which are covered under the Lease.

LESSOR:		LESSEE:	
MAZUMA CAPITAL CORP		**ETHOS ENVIRONMENTAL, INC.**	
BY:	______________________	BY:	______________________
	Nancy Eggan		
TITLE:	Vice President	TITLE:	______________________

MAZUMA CAPITAL CORP

April 10, 2007

Thomas Maher
Chief Financial Officer
Ethos Environmental, Inc.
7015 Alamitos Ave
San Diego, CA 92154

Re: Lease Schedule No. 71-01 dated February 7, 2007, as amended by Amendment No. 1 dated April 10, 2007 to Master Lease Agreement No. MCC0960 dated February 7, 2007, between Mazuma Capital Corp (the "Lessor") and Ethos Environmental, Inc. (the "Lessee"), hereinafter referred to as the "Lease"

Term: (23) months remaining
Monthly Rental: $30,441.16

Dear :

Notice is hereby given that effective February 13, 2007, the Lessor has or will assign the Lease and sell the underlying property (the "Property") to Republic Bank, Inc. (the "Successor Lessor").

Lessee is hereby directed and by signature below agrees, to pay directly to the Successor Lessor at the address set forth below, all amounts required to be paid by the Lessee under the Lease including, but not limited to, all lease payments, casualty, loss or termination payments, accelerated payments upon default, attorney's fees and expenses of collection and enforcement of the Lease.

All amounts from time to time payable under the Lease to the Lessor shall be paid to the Successor Lessor at its office at 801 North 500 West, Suite 103, West Bountiful, UT 84087 as follows: (23) consecutive monthly payments of $30,441.16 commencing on July 1, 2007 through and including the payment due on May 1, 2009.

Lessee, by signature below, acknowledges notice of the foregoing sale and assignment, and agrees that: the Lease is in full force and effect and Lessee is not in default thereunder; Lessee's obligations to make all payments under the Lease and the rights of Successor Lessor in and to such amounts, shall be as set forth in the Lease; the Lessee has received no notice of a prior transfer, assignment, hypothecation or pledge of the Lease or of the rents reserved thereunder; and the Lessee will not modify or consent to any modification of the terms of the Lease or enter into any sublease of the Property or assignment of the

Lease without the prior written consent of the Successor Lessor; the Successor Lessor shall not have any affirmative obligation under the Lease except to take no action to impair Lessee's quiet enjoyment and use of the Property so long as the Lessee is not in default under the terms of the Lease.

Very truly yours,

MAZUMA CAPITAL CORP

BY: ______________________________
Nancy Eggan
TITLE: Vice President

The foregoing is hereby acknowledged and agreed to by the undersigned:

ETHOS ENVIRONMENTAL, INC.

BY: ______________________________

TITLE: ______________________________

DATE: ______________________________